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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2005

                              Pacific State Bancorp
             (Exact name of registrant as specified in its charter)

           California                   0-49892                61-1407606
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                  1899 W. March Lane
                 Stockton, California                             95207
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (209) 870-3214


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

         On October 21, 2005, the Company issued a news release to announce its earnings and financial performance for the quarter ended September 30, 2005.

         A copy of the Company's news release dated October 21, 2005, is attached as Exhibit 99.1, and is incorporated here by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

             99.1    News release dated October 21, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Pacific State Bancorp
                                            (Registrant)

Date:  October 28, 2005                     By: /s/ JO ANNE ROBERTS
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                                                Jo Anne Roberts
                                                Chief Financial Officer

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